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                                                                  Exhibit 4.1(a)


           NUMBER                                               SHARES
                              [i3 MOBILE(TM) LOGO]

 INCORPORATED UNDER THE LAWS OF                              SEE REVERSE FOR
     THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS



THIS CERTIFIES that                                            CUSIP 465713 10 5






is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER
                                   SHARE, OF

                                 i3 MOBILE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


         ALAN KATZMAN
          SECRETARY

                       [i3 MOBILE, INC. CORPORATE SEAL LOGO]

                                      COUNTERSIGNED AND REGISTERED:
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                TRANSFER AGENT AND REGISTRAR


                                                            AUTHORIZED SIGNATURE


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        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation or to the Transfer Agent and Registrar named on the face of this Certificate.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM - as tenants in common                    UNIF GIFT MIN ACT-__________Custodian_______
                                                                             (Cost)            (Minor)
        TEN ENT - as tenants by the entireties
        JT TEN  - as joint tenants with right of                            under Uniform Gifts to Minors
                  survivorship and not as tenants                           Act__________
                  in common                                                     (State)


    Additional abbreviations may also be used although not in the above list

        For value received, ________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

             -----------------

             -----------------

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)

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--------------------------------------------------------------------------Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises,

Dated
     ---------------------

                      ------------------------------------------------------
                      Notice: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


SIGNATURE(S) GUARANTEED:
                        -----------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.